                                                                 Exhibit 10.7.2

                       AMENDED AND RESTATED PROMISSORY NOTE
$939,962.00                                                      August 1, 1997

                THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAW OF ANY STATE. IT MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE UNDER SUCH ACT AND QUALIFICATION OR REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO MAKER THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

                This Amended and Restated Promissory Note is issued in replacement of the Promissory Note dated March 21, 1996.

                FOR VALUE RECEIVED, the undersigned Leroy's Horse and Sports Place, Inc., a Nevada corporation ("Maker"), promises to pay to the order of Judith Salerno ("Payee") the principal sum of Nine Hundred Thirty Nine Thousand Nine Hunred Sixty Two Dollars ($939,962.00), together with interest from the date hereof on the unpaid principal balance of this note, until paid in full, at the Prime Rate as reported in the Wall Street Journal during the previous quarter plus one half of one percent calculated on a quarterly basis (or portion thereof if interest is accrued on less than a three month period). Interest shall be computed on the premise that a year consists of 360 days and that each month consists of 30 days.

                1. Interest shall accrue on a monthly basis commencing on April 1, 1997 and continuing on the 1st day of each successive month through and including May 1, 1998, upon which date the entire unpaid principal sum and accrued but unpaid interest shall be due and payable. AN payments hereunder shall be paid, in lawful money of the United States of America, directly to the Payee. Maker reserves the right at any time to prepay, in whole or in part, the principal of all or any part of this note.

                2. It is the express intent of the parties hereto that Maker not pay and Payee not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker to any Payee of this note under applicable laws, If, under any circumstances whatsoever, Payee shall ever receive anything of value that shall be deemed excessive interest under applicable laws, such excessive interest shall be applied to reduce the principal balance hereunder or to any other principal indebtedness of Maker to Payee and not to the payment of interest or, if such excessive interest exceeds such unpaid balance of principal or such other indebtedness, such excess shall be refunded to Maker.

                3. Presentment, diligence, dishonor, notice of dishonor, protest and all other notices of any kind, and, to the fullest extent permitted by law, the right to plead any applicable statute of limitations as a defense to any demand hereunder, are hereby waived by all makers, sureties, guarantors and endorsers, and this waiver shall be binding upon their successors and permitted assigns.

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

                4. The failure of Payee to exercise any remedy available to Payee hereunder or under applicable law, in any one or more instances, or the acceptance by Payee of partial payments or partial performance, shall not constitute a waiver of such option or remedy or of any default by Maker, and all such remedies shall remain continuously in force.

                5. Maker agrees, and Payee (and each other holder of this note) by accepting this note agrees, that the indebtedness evidenced by this note and the payment of the principal hereof and interest hereon and all other amounts owing in respect hereof are subordinated in right of payment, to the extent and in the manner provided below in this note, to the prior payment in full in cash of all Senior Indebtedness of Maker (as defined below) and that the subordination provided for herein is for the benefit of the holders of Senior Indebtedness of Maker. "Senior Indebtedness of Maker" means all obligations of Maker (including, without limitation, with respect to interest, principal and premium, if any, under its Business Loan Agreement with Pioneer Citizens Bank of Nevada) thereof, including, without limitation, interest that accrues on or after, or which would accrue but for, the filing of a petition in bankruptcy or for reorganization, whether or not a claim for post-petition interest is allowed in such proceeding.

                6. Upon any distribution to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (i) holders of all Senior Indebtedness of Maker then outstanding shall be entitled to receive payment in full in cash of all amounts owing with respect to all Senior Indebtedness of Maker before Payee (or any other holder of this note) shall be entitled to receive any payment on or with respect to this note or the indebtedness of Maker evidenced hereby, and (ii) until all Senior Indebtedness of Maker is paid in full in cash, any distribution to which Payee (or any other holder of this note) would be entitled but for the subordination provisions of this note shall be made to holders of Senior Indebtedness as their interests may appear.

                7. Upon the maturity of any Senior Indebtedness of Maker, by lapse of time, acceleration or otherwise, no payment (whether in cash, property or securities) shall be made by or on behalf of Maker on account of the principal of or interest on this note or with respect to any indebtedness evidenced hereby unless and until all principal of, and interest on all amounts due on such Senior Indebtedness shall first be paid in full in cash. Upon the occurrence of any default in the payment of any obligation on or with respect to any Senior Indebtedness of Maker that entitled the holders thereof to accelerate such Senior Indebtedness, then in each case no payment shall be made by or on behalf of Maker on account of principal of, or premium, if any, or accrued and unpaid interest on this note or the indebtedness of Maker evidenced hereby unless and until (i) all defaults with respect to Senior Indebtedness of Maker shall have been cured or waived or shall have ceased to exist or (ii) such Senior Indebtedness of Maker shall have been discharged or paid in full in cash.

                8. In the event Maker shall make any payment of the principal of or interest on this note or the indebtedness of Maker evidenced hereby that is prohibited by the foregoing, such payment shall be hold by Payee (or any other holder of this note), in trust for the benefit of, and indenture or other

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agreement (if any) pursuant to which Senior Indebtedness of Maker may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness of Maker remaining unpaid to the extent necessary to pay all Senior Indebtedness of Maker in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of Maker.

                9. No right of any holder of Senior Indebtedness of Maker to enforce the subordination of the indebtedness evidenced by this note shall be impaired by any act or failure to act by Maker or by its failure to comply with the subordination provisions of this note.

                10. This Note shall be governed in all respects by the laws of the State of Nevada without giving effect to the choice of law or conflict of law rules or laws of such jurisdiction.


                IN WITNESS WHEREOF, this note has been executed and delivered at Las Vegas, Nevada, as of the date set forth above.


                                      LEROY"S HORSE AND SPORTS PLACE, INC.


                                      By: /s/ Victor J. Salerno
                                          ------------------------------------
                                          Victor J. Salerno, President








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

                      AMENDED AND RESTATED PROMISSORY NOTE

$6,250,000                                                      August 1, 1997

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAW OF ANY STATE. IT MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE UNDER SUCH ACT AND QUALIFICATION OR REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO MAKER THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.

         This Amended and Restated Promissory Note is issued to Judith Salerno (orginally to Victor Salerno) upon his purchase of said portion from Michael Merillat of The Amended and Restated Promissory Note dated April 1, 1997 issued to Michael Merillat.

         FOR VALUE RECEIVED, the undersigned Leroy's Horse and Sports Place, Inc., a Nevada corporation ("MAKER"), promises to pay to the order of Judith Salerno ("Payee") the principal sum of Six Thousand Two Hundred Fifty Dollars ($6,250.00), together with interest from the date hereof on the unpaid principal balance of this note, until paid in full, at the Prime Rate as reported in the Wall Street Journal during the previous quarter plus one half of one percent calculated on a quarterly basis (or portion thereof if interest is accrued on less than a three month period). Interest shall be computed on the premise that a year consists of 360 days and that each month consists of 30 days.

1. Interest shall accrue on a monthly basis commencing on April 1, 1997 and continuing on the 1st day of each successive month through and including May 1, 1998, upon which date the entire unpaid principal sum and accrued but unpaid interest shall be due and payable. All payments hereunder shall be paid, in lawful money of the United States of America, directly to the Payee. Maker reserves the right at any time to prepay, in whole or in part, the principal of all or any part of this note.

2. It is the express intent of the parties hereto that Maker not pay and Payee not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be legally paid by Maker to any Payee of this note under applicable laws. If, under any circumstances whatsoever, Payee shall ever receive anything of value that shall be deemed excessive interest under applicable laws, such excessive interest shall be applied to reduce the principal balance hereunder or to any other principal indebtedness of Maker to Payee and not to the payment of interest or, if such excessive interest exceeds such unpaid balance of principal or such other indebtedness, such excess shall be refunded to Maker.

3. Presentment, diligence, dishonor, notice of dishonor, protest and all other notices of any kind, and, to the fullest extent permitted by law, the right to plead any applicable statute of limitations as a defense to any demand hereunder, are hereby waived by all makers, sureties, guarantors and endorsers, and this waiver shall be binding upon their successors and permitted assigns.

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


4. The failure of Payee to exercise any remedy available to Payee hereunder or under applicable law, in any one or more instances, or the acceptance by Payee of partial payments or partial performance, shall not constitute a waiver of such option or remedy or of any default by Maker, and all such remedies shall remain continuously in force.

5. Maker agrees, and Payee (and each other holder of this note by accepting this note) agrees, that the indebtedness evidenced by this note and payment of the principal hereof and interest hereon and all other amounts owing in respect hereof are subordinated in right of payment, to the extent and in the manner provided below in this note, to the prior payment in full in cash of all Senior Indebtedness of Maker (as defined below) and that the subordination provided for herein is for the benefit of the holders of Senior Indebtedness of Maker. "Senior Indebtedness of Maker" means all obligations of Maker (including, without limitation, with respect to interest, principal and premium, if any, under its Business Loan Agreement with Pioneer Citizens Bank of Nevada) thereof, including, without limitation, interest that accrues on or after, or which would accrue but for, the filing of a petition in bankruptcy or for reorganization, whether or not a claim for post-petition interest is allowed in such proceeding.

6. Upon any distribution to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (i) holders of all Senior Indebtedness of Maker then outstanding shall be entitled to receive payment in full in cash of all amounts owing with respect to all Senior Indebtedness of Maker before Payee (or any other holder of this note) shall be entitled to receive any payment on or with respect to this note or the indebtedness of Maker evidenced hereby; and (ii) until all Senior Indebtedness of Maker is paid in full in cash, any distribution to which Payee (or any other holder of this note) would be entitled but for the subordination provisions of this note shall be made to holders of Senior Indebtedness as their interests may appear.

7. Upon the maturity of any Senior Indebtedness of Maker, by lapse of time, acceleration or otherwise, no payment (whether in cash, property or securities) shall be made by or on behalf of Maker on account of the principal of or interest on this note or with respect to any indebtedness evidenced hereby unless and until all principal of, and interest on all amounts due on such Senior Indebtedness shall first be paid in full in cash. Upon the occurrence of any default in the payment of any obligation on or with respect to any Senior Indebtedness of Maker that entitled the holders thereof to accelerate such Senior Indebtedness, then in each case no payment shall be made by or on behalf of Maker on account of principal of, or premium, if any, or accrued and unpaid interest on this note or the indebtedness of Maker evidenced hereby unless and until (i) all defaults with respect to Senior Indebtedness of Maker shall have been cured or waived or shall have ceased to exist or (ii) such Senior Indebtedness of Maker shall have been discharged or paid in full in cash.

8. In the event Maker shall make any payment of the principal of or interest on this note or the indebtedness of Maker evidenced hereby that is prohibited by the foregoing, such payment shall be held by Payee (or any other holder of this note), in trust for the benefit of, and indenture or other agreement (if any)

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

pursuant to which Senior Indebtedness of Maker may have been issued, as their respective interests nay appear, for application to the payment of all Senior Indebtedness of Maker remaining unpaid to the extent necessary to pay all Senior Indebtedness of Maker in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness of Maker.

9. No right of any holder of Senior Indebtedness of Maker to enforce the subordination of the indebtedness evidenced by this note shall be impaired by any act or failure to act by Maker or by its failure to comply with the subordination provisions of this note.

10. This Note shall be governed in all respects by the laws of the State of Nevada without giving effect to the choice of law or conflict of law rules or laws of such jurisdiction.

    IN WITNESS WHEREOF, this note has been executed and delivered at Las Vegas, Nevada, as of the date set forth above.


                                        LEROY'S HORSE AND SPORTS PLACE, INC.



                                        By: /s/ Victor J. Salerno
                                           -------------------------------------
                                           Victor J. Salerno, President


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